SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):          February 16, 2006
AAVID THERMAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27308	02-0466826

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Eagle Square, Suite 509 Concord, New Hampshire	03301

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:          (603) 224-1117
Not Applicable

(Former Name or Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. REGULATION FD DISCLOSURE
     The Information contained in this Item of this Current Report on Form 8-K is being furnished pursuant to “Item 1.01. Entry into a Material Definitive Agreement”.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
     On February 16, 2006, Aavid Thermal Technologies, Inc. issued a press release announcing the execution of an Agreement and Plan of Merger with ANSYS, Inc. on February 15, 2006. A copy of the press release is attached as Exhibit 10.3. A copy of the Agreement and Plan of Merger and any required ancillary documents will be filed separately.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.3	Press Release of the Registrant dated February 16, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAVID THERMAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ John W. Mitchell
John W. Mitchell
Vice President and General Counsel

Date: February 16, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.3	Press Release of the Registrant dated February 16, 2006